                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2000


                          LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   1-12881              75-2085454
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)      Identification No.)


                          15660 North Dallas Parkway
                                   Suite 500
                              Dallas, Texas 75248
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (972) 770-6401

                                 Not applicable
   (former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events.
----------------------

        On August 4, 2000, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it has cancelled the proposed offering to the public of 3,000,000 shares of common stock by Lone Star and an additional 750,000 shares by a selling stockholder.

        The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

        (a)     Financial Statements of businesses being acquired.

        Not applicable.

        (b)     Pro forma financial information.

        Not applicable.

        (c)     Exhibits

                99.1 Press release dated August 4, 2000, announcing the
                     cancellation of Lone Star's stock offering.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONE STAR TECHNOLOGIES, INC.


Date: August 4, 2000                    By: /s/ Charles J. Keszler
                                            -----------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance


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                               INDEX TO EXHIBITS

 Item
Number          Exhibit
------          -------
 99.1           Press release dated August 4, 2000 announcing the
                cancellation of Lone Star's stock offering.


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